UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2018

REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Regions Financial Corporation ("Regions") held on April 25, 2018, the stockholders reelected Regions’ 13 incumbent Directors standing for election, ratified the appointment of Ernst & Young LLP as Regions’ independent registered public accounting firm for the 2018 fiscal year, approved executive compensation, and approved "Every Year" as the frequency of stockholder votes on executive compensation. The stockholders cast their votes as described below.
The following is a summary of the voting proposals for each matter presented to our stockholders:
Proposal 1: Election of Directors.
The 13 individuals listed below were elected at the 2018 Annual Meeting to serve as Directors of Regions until the next annual meeting of stockholders or until their successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Carolyn H. Byrd	800,009,657	2,859,234	742,454	146,284,621
Don DeFosset	772,383,342	30,265,350	962,653	146,284,621
Samuel A. Di Piazza, Jr.	792,773,699	10,056,445	781,201	146,284,621
Eric C. Fast	800,065,808	2,728,703	816,834	146,284,621
O. B. Grayson Hall, Jr.	750,849,308	49,718,515	3,043,522	146,284,621
John D. Johns	780,784,662	21,885,431	941,252	146,284,621
Ruth Ann Marshall	800,114,411	2,718,135	778,799	146,284,621
Susan W. Matlock	780,343,999	22,385,719	881,627	146,284,621
John E. Maupin, Jr.	781,800,428	20,990,106	820,811	146,284,621
Charles D. McCrary	760,074,140	38,970,213	4,566,992	146,284,621
James T. Prokopanko	798,291,282	4,479,847	840,216	146,284,621
Lee J. Styslinger III	765,418,139	33,590,888	4,602,318	146,284,621
José S. Suquet	796,415,200	6,364,849	831,296	146,284,621

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Regions' proposal to ratify the appointment of Ernst & Young LLP as independent auditors of Regions to serve for the 2018 fiscal year was approved. The full text of the proposal is included in the Proxy Statement dated March 9, 2018. The vote with respect to this proposal was:

For	Against	Abstain	Broker Non-Votes
921,428,440	27,423,800	1,043,726	0

Proposal 3: Advisory Vote on Executive Compensation.

The Company's stockholders gave advisory approval of executive compensation as disclosed in the Proxy Statement dated March 9, 2018. The vote with respect to this proposal was:

For	Against	Abstain	Broker Non-Votes
756,898,691	44,051,580	2,661,074	146,284,621

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.

Holders of a majority of the Company's shares voted expressed a preference to hold future advisory votes on executive compensation on an annual basis. The full text of the proposal is included in the Proxy Statement dated March 9, 2018. The vote with respect to this proposal was:

Every Year	Every Two Years	Every Three Years	Abstain
775,068,728	1,948,209	24,533,428	2,060,980

Annual Frequency of Say-on-Pay Advisory Votes
After considering the voting results for proposal number 4 above in which Regions stockholders approved the recommendation of the Board of Directors to hold an annual advisory vote on executive compensation (“say-on-pay”), the Board affirmed its recommendation and elected at this time to hold future say-on-pay advisory votes on an annual basis.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President,
General Counsel and Corporate
Secretary
Date: April 30, 2018